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                                                                   Exhibit 10.34
                       [Andersen Group Inc. Letterhead]


      February 23, 1995



      Mr. Ronald N. Cerny
      191 Cold Spring Road
      Avon, CT 06001

      Dear Ron:

      This letter will replace the severance arrangements contained in your Employment Letter of March 7, 1993.

      In the event the Company declares your job redundant or eliminated, or if the Company should terminate your services for its convenience, it will provide twelve months of notice or salary (including fringe benefits) or any combination thereof at the Company's option. Should notice be elected, you will be permitted to solicit alternate employment on Company time, including reasonable days off for travel.

      In the event you wish to leave for personal reasons, you agree to give sixty days notice.

      If these arrangements are satisfactory, please sign a copy of this letter and return it to me.

      Yours very truly,


      /s/ Francis E. Baker

      Francis E. Baker
      President

      FEB:sl

      cc:  Franklin R. Stoner    Accepted: /s/ Ronald N. Cerny
                                           -------------------------------------
                                       Ronald N. Cerny
                                 Date: 3/22/95
                                       -----------------------------------------

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